RESEARCH AND DEVELOPMENT EXPENSES, NET - Schedule of research and development expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Research And Development Expenses [Abstract]
Salaries and related expenses, including Stock Based Compensation	$ 23,450	$ 21,923	$ 18,810
Chip pre-production and Development tools	9,917	7,214	12,936
Government support and grants	(4,241)	(12,295)	(13,802)
Total	$ 29,126	$ 16,842	$ 17,944